Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 19, 1997, included in this Form 10-K, into the Seitel, Inc. previously filed Form S-3 Registration Statements File Nos. 33-71968, 33-78554, 33-80574, 33-89890 and 333-09293, and Form S-8 Registration
Statements File Nos. 33-36914, 33-78560, 33-89934, 333-01271 and 333-12549.




                                                /s/ ARTHUR ANDERSEN LLP


Houston, Texas
March 27, 1997